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                          NU HORIZONS ELECTRONICS CORP.
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                            EXECUTIVE RETIREMENT PLAN
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                          NU HORIZONS ELECTRONICS CORP.
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                            EXECUTIVE RETIREMENT PLAN
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                           CONTENTS                                       PAGE
                           --------                                       ----

         Section 1.        Purpose of the Plan                             1


         Section 2.        Definitions                                     1


         Section 3.        Administration                                  2


         Section 4.        Participation                                   3


         Section 5.        Benefits and Payments Under the Plan            3


         Section 6.        Amendment and Termination of the Plan           5


         Section 7.        General Provisions                              5


                           Appendix A for Founders                         7


                           Appendix B for Other Participants               7


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GK PARTNERS

                          NU HORIZONS ELECTRONICS CORP.
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                            EXECUTIVE RETIREMENT PLAN
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SECTION 1.       Purposes of the Plan.

1.1 Nu Horizons Electronics Corp. (the "Company") has adopted this Executive Retirement Plan (the "Plan), effective December 1, 2004 in order to provide an unfunded retirement benefit to certain current and future senior executive employees of the Company and its Subsidiaries and Affiliates who have attained the required age and length of service with the Company, and who have retired from employment with the Company in good standing.

SECTION 2.       Definitions.

     For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1  "Beneficiary"   shall  mean  the  person  or  persons   designated  by  the
     Participant under the Plan to receive benefits under the Plan in the event of the Participant's death.

2.2 "Benefit" or "Benefits" shall mean the annual and cumulative financial payment(s) which a Participant is eligible to receive upon Retirement (as herein defined) under the Plan pursuant to the provisions of Section 5 hereof.

2.3  "Board" shall mean the Board of Directors of the Company.

2.4 "Cause" shall mean (a) commission by the Employee of a material act of dishonesty against the Company; (b) a breach by the Employee of the provisions of Paragraph 4.3 hereof; (c) conviction of the Employee of a felony involving moral turpitude (or a plea of nolo contendere thereto); or
     (d) the Employee making negative or defamatory statements about the Company.

2.5 "Change in Control" shall mean a change in control of the Company as a result of any of the following:

     (a) a change-in-control as such term is defined in Regulation 240.12b-(2) of the Securities Exchange Act of 1934, as amended (the "Act");

     (b) if any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) other than the Company or any person who is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 of the Act) directly or indirectly, of securities of the Company representing twenty percent (20%) of more of the voting power of the Company's then outstanding securities;

     (c) if, during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.


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2.6  "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.7 "Committee" shall mean the Compensation Committee of the Board of Directors of the Company, acting on the majority vote of such Committee.

2.8 "Company" shall mean Nu Horizons Electronics Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation), and any Subsidiaries or Affiliates thereof.

2.9  "Effective Date" shall mean March 28, 2005.

2.10 "Employee" shall mean any senior executive employee employed by the Company on or after the Effective Date of the Plan.

2.11 "Founder" shall mean any senior executive employee generally recognized as a founding employee of the Company.

2.12 "Participant" shall mean any Employee (including a Founder) who is a senior executive employee of the Company and who has been designated by the Board for participation in this Plan pursuant to Paragraph 4.1 hereof. Any Founder who is employed on the Effective Date of the Plan shall be a Participant.

2.13 "Plan" shall mean the Nu Horizons Electronics Corp. Executive Retirement Plan as set forth herein and as amended from time to time.

2.14 "Retirement" shall mean (solely for purposes of this Plan) (i) for Founders, the termination of employment in good standing of any Participant other than for Cause upon such Participant's attainment of a minimum of fifty-six (56) years of age with a minimum of twenty (20) years of continuous Company service or (ii) for any other Participant, the authorized termination of employment in good standing of any Participant other than for Cause upon such Participant's attainment of a minimum of sixty (60) years of age with a minimum of twenty (20) years of continuous Company service.

SECTION 3.       Administration.

3.1 The Plan shall be administered by the Committee. Any Retirement by any Participant (as such terms are herein defined) shall be authorized by a majority of the Committee. The Committee shall have full power and authority to interpret, construe and administer the Plan in accordance with the provisions of this Plan document. Subject to review by the full Board, the Committee's interpretations and constructions of the Plan and Company actions thereunder shall be conclusive and binding on all persons and for all purposes.

3.2 The Committee shall establish and maintain Plan records and may arrange for the engagement of consultants or legal counsel, and make use of such outside resources, as it shall require or deem advisable for the purposes of the Plan. The Committee may rely upon the written


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     opinion of any such  consultants or counsel  engaged by the Committee,  and may also delegate certain tasks and responsibilities necessary to the administration of the Plan to such consultants or counsel, or to certain financial or human resources personnel of the Company.

3.3 To the maximum extent permitted by applicable law, no member of the Committee or the Board shall be personally liable by reason of any resolution adopted by him, or contract or other instrument executed by him, in his capacity as a member of the Committee or the Board, nor for any decisions made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board, and each officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated against any cost or expense (including reasonable legal fees) or liability arising out of any action or failure to act in connection with the administration of the Plan.

SECTION 4.       Participation.

4.1 The Board of Directors shall, from time to time, designate those key employees of the Company who shall be Participants under the Plan.

4.2 The participation of any designated Participant shall not be rescinded by the Board or the Committee other than for Cause (as herein defined), the occurrence of which will result in the termination of all Benefits provided hereunder to such Participant unless otherwise determined by the Board in its sole discretion.

4.3 While receiving any Benefits under this Plan during Retirement, a Participant shall not, without the prior written approval of the Board, directly or indirectly, or through any other individual or entity, become an officer or employee of, or render any services (including consulting services) to any competitor of the Company. Further, a Participant shall not solicit, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and shall not solicit, entice or induce any employee of the Company to leave the employ of the Company or to become an employee of any competitor of the Company.

SECTION 5.       Benefits and Payments Under the Plan.

5.1 Commencing with the date of the Participant's Retirement (as defined herein), the Company will annually pay to the Participant (or his designated legal representative) the Benefits afforded by this Plan. Such Benefits will be based on the number of years of Company service provided by the Participant having achieved the minimum Retirement age in accordance with the Benefit schedule on Appendix A hereof in the case of Founders and the Benefit schedule on Appendix B in the case of other Participants. The Benefits shall be paid for a period of five calendar years after any such Retirement (including the year of Retirement).


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5.2  Should a Participant  die after  Retirement  but before  receiving the full amount of the Benefits provided herein, the Company shall continue to make payment of such Benefits (as provided in Paragraph 5.1 hereof) to the Participant's Beneficiary for a period up to and including the fifth calendar year following Retirement (including the year of Retirement). In the absence of any effective designation of Beneficiary, the Benefits provided herein shall be payable to the Participant's duly-qualified Executor or Administrator for the benefit of the Participant's estate.

5.3 Payment of Benefits under this Plan shall be made annually in no more than four equal quarterly installments or (at the discretion of the Committee) payment may be made in one annual installment of the entire amount payable to the Participant. These payment(s) shall be made at such time(s) as is convenient for the Company (but in no event shall any installment payments commence after March 31 of each year in which such annual Benefits are payable).

5.4 All Benefits payments provided for under the Plan shall be paid in cash from the general funds of the Company, provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his Beneficiary or estate from any trust, or special or separate fund, established by the Company to assure such payments. If the Company, in its sole discretion, elects to establish any such trusts, or special or separate funds, or elects to make any investments to aid it in meeting its obligations hereunder, the Participant or his Beneficiary or estate shall have no right, title or interest whatsoever in or to any such trusts, funds or investments. Nothing contained in the Plan, and no action taken pursuant to any provisions of the Plan, shall create or be construed to create a trust of any kind between the Company and the Participant or his Beneficiary or estate. To the extent that any Participant acquires the right to receive payments hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

SECTION 6.       Amendment and Termination of the Plan.

6.1 The Plan may be amended or suspended, in whole or in part, by the Board at any time, but no such action shall retroactively impair or otherwise adversely affect the rights of any Participant to receive the Benefits to which such Participant is otherwise entitled under the Plan prior to the date of such action.

6.2 The Board may terminate the Plan at any time. However, the Benefits then being paid or then owed to any Participant under Section 5 hereof shall commence or continue to be paid until paid in full. Notwithstanding the foregoing, no termination of the Plan upon the occurrence of a Change in Control of the Company shall have effect of reducing or eliminating the Benefits then being paid or then owed to any Participant.

6.3 Nothing in the Plan shall preclude the Company from selling to, consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation, and that corporation shall assume this Plan and all obligations of the Company hereunder.


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                          NU HORIZONS ELECTRONICS CORP.
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                            EXECUTIVE RETIREMENT PLAN
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SECTION 7.       General Provisions.

7.1 Nothing in this Plan shall be construed to affect in any manner the rights and privileges of any Employee or Participant to be covered by or participate in any employee benefit plan which the Company may now or in the future provide.

7.2 Nothing contained herein shall confer upon any Employee or Participant the right to be retained in the employ of the Company, nor interfere with the right of the Company to terminate the employment of any Employee or Participant without regard to the existence of this Plan. Notwithstanding any other provisions of this Plan, in the event of a Participant's termination for Cause, such Participant or his Beneficiary or estate shall forfeit all rights to payments under the Plan.

7.3 The Plan is intended to constitute an "unfunded plan for management or other highly compensated individuals" as defined in the Employee Retirement Income Security Act of 1974 (ERISA) and shall therefore not be construed as a qualified employee retirement benefit program. Notwithstanding the foregoing, the Plan may be subject to certain provisions of ERISA, including certain requirements relating to reporting, disclosure, enforcement and claims.

7.4 The Company may withhold from any Benefits payable under the Plan all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.


7.5 All expenses incurred in administering the Plan shall be paid by the Company and none shall be paid by the Participant.

7.6 No right to any amount payable at any time under the Plan may be assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except as expressly provided herein. This Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Participant, his/her Beneficiary and estate.

7.7 This Plan shall be construed, regulated and administered according to the Code and the laws of the State of New York.

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                          NU HORIZONS ELECTRONICS CORP.
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                            EXECUTIVE RETIREMENT PLAN
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                             APPENDIX A FOR FOUNDERS


                 Schedule of Retirement Benefits Under the Plan
             Assuming Attainment of the Minimum Retirement Age of 56


                                                              Recommended
           Years of Company Service                   Annual Retirement Benefit

                  20 Years                                     $310,000

                  21 Years                                     $325,000

                  22 Years                                     $340,750

                  23 Years                                     $357,288

                  24 Years                                     $374,652

                  25 Years (Maximum Benefit)                   $392,884




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                            EXECUTIVE RETIREMENT PLAN
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                        APPENDIX B FOR OTHER PARTICIPANTS


     The Retirement Benefits for Other Participants will be determined based on the number of years of Company Service by such Participant, with a minimum of 20 years of service and attainment of a minimum of sixty (60) years of age, and shall be determined by the Board of Directors on a case-by-case basis.


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